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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 16, 2001

                            Zaxis International Inc.

    Delaware                          0-15476               68-0080601
(State or other               Commission file number     IRS Identification
Jurisdiction of Incorporation)                                Number

                     1890 Georgetown Road, Hudson, OH 44236
               (Address of Principal Executive Offices) (zip code)

                                  330-650-0444
              (Registrant's telephone number, including area code)

             Item 4. Changes in Registrant's Certifying Accountant.

Effective March 9, 2001, Zaxis International Inc. (The "Company") dismissed the accounting firm of Ernst & Young LLP ("E&Y"), 925 Euclid Avenue, Cleveland, Ohio 44115, as the Company's independent auditors. Concurrent with the termination of E&Y the Company invited Grant Thornton LLP ("Grant Thornton"), 1228 Euclid Avenue, Cleveland, Ohio 44115, to act as its auditors for the fiscal year ended December 31, 2000. Grant Thornton has accepted the engagement as the Company's auditors. The decision to change accountants was approved by the Company's Board of Directors.

The reports of E&Y on the financial statement of the Company for the fiscal years ended December 31, 1999 and 1998 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, auditing scope or accounting principles, except as described below.

For the years ended December 31, 1998 and 1999, E&Y rendered reports dated April 8, 1999 and March 17, 2000, respectively, which included the following paragraph:

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered recurring losses from operations, has liabilities in excess of total assets and has a working capital deficiency. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


 In connection with the audits of the Company's financial statements for the years ended December 31, 1999 and 1998 and the subsequent period of January 1, 2000 through March 9, 2001, which was not audited by E&Y (the date of E&Y's termination as the Company's independent auditor), there were no disagreements with E&Y on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make a reference to the matter of disagreements in connection with their reports in the financial statements for such years. In addition there were no "Reportable Events" as that term is defined in Subsection (a)(1)(v) of Rule 304 of Registration S-K.

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The Company provided E&Y with a copy of the disclosures contained herein and requested E&Y furnish the Company with a letter addressed to the SEC stating whether E&Y agrees with the statements made by the Company and, if not, stating the respects in which E&Y does not agree. A copy of the letter of E&Y is filed as an exhibit to this Form 8-K.

The Company did not consult with Grant Thornton during the fiscal years ended December 31, 1998 and December 31, 1999 and the period January 1, 2000 through March 9, 2001, regarding; (a) the application of accounting principles to a specified transaction, either completed or proposed; (b) the type of audit opinion that might be rendered on the Company's financial statements; or (c) any matter that was the subject of a disagreement with the Company's former accountant or reportable event (as contemplated by Item 304 or Regulation S-K).

The Company provided Grant Thornton a copy of the disclosure herein and requested that Grant Thornton review the same prior to delivery and filing hereof with the SEC. The Company has given Grant Thornton the opportunity to furnish the Company with a letter addressed to the SEC containing any new information, clarification or statement as to whether it agrees with statements made by the Company.

(c)  Exhibits

16.1 Letter from Ernst & Young LLP regarding cessation of client/auditor relationship dated March 16, 2001 and addressed to Zaxis International Inc.
16.2 Letter from Ernst & Young LLP to the Securities and Exchange Commission Dated March 16, 2001.







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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to e signed on its behalf by the undersigned hereunto duly authorized.


                                       Zaxis International Inc.

Date March 16, 2001                    /s/ JOHN HROBSKY
                                       --------------------------------------
                                       John Hrobsky
                                       President and Chief Executive Officer
                                       Zaxis International Inc.